Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes

19. Income Taxes

The Tax Reform Act made significant changes to U.S. tax law that impacted the Company, including permanently lowering the U.S. corporate federal income tax rate from 35% to 21% and the elimination of the domestic manufacturing deduction effective for tax years beginning after December 31, 2017. The Tax Reform Act also included a one-time transition tax on the deemed repatriation of certain foreign earnings associated with the move to the territorial system. In addition to the move to a territorial system the Tax Reform Act created two new U.S. tax base-erosion provisions, the global intangible low-taxed income (“GILTI”) and the base-erosion and anti-abuse tax (“BEAT”) provisions. The impact of GILTI and BEAT to the Company’s 2018 financials was immaterial.

The staff of the U.S. Securities and Exchange Commission issued Staff Accounting Bulletin No. 118 (“SAB 118”) to address the application of Accounting Standards Codification 740, Income Taxes, in situations when a registrant does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Tax Reform Act. Reflected in our 2017 financial results, and in accordance with SAB 118, were certain provisional income tax effects of the 2017 Tax Reform Act, including a net $175.2 million of tax benefit recorded primarily due to the revaluation of our U.S. net deferred tax liabilities from 35% to 21%. The Company, provisionally, did not include any tax impact related to the transition tax in its consolidated financial statements for the year ended December 31, 2017. In 2018, upon completion of its 2017 federal tax return, Nucor finalized the analysis of the previously estimated one-time transition tax. Nucor included a transition tax expense of $2.4 million in its 2018 financial results. A tax expense of $3.4 million was also recognized in 2018 related to the revaluation of temporary return to provision adjustments. These adjustments, as allowed under SAB 118 completed Nucor’s accounting for the Tax Reform Act.

Components of earnings (losses) from continuing operations before income taxes and noncontrolling interests are as follows (in thousands):

	Year Ended December 31,
	2018	2017	2016

United States	$3,160,111	$1,610,652	$1,241,117
Foreign	69,280	139,305	57,542

	$3,229,391	$1,749,957	$1,298,659

The provision for income taxes consists of the following (in thousands):

	Year Ended December 31,
	2018	2017	2016

Current:
Federal	$633,868	$504,865	$286,224
State	96,622	37,308	27,353
Foreign	14,800	48,386	13,211

Total current	745,290	590,559	326,788

Deferred:
Federal	4,953	(207,006)	71,777
State	6,847	(4,533)	5,193
Foreign	(8,783)	(9,634)	(5,515)

Total deferred	3,017	(221,173)	71,455

Total provision for income taxes	$748,307	$369,386	$398,243

A reconciliation of the federal statutory tax rate (21% in 2018 and 35% in 2017 and 2016) to the total provision is as follows:

	Year Ended December 31,
	2018	2017	2016
Taxes computed at statutory rate	21.00%	35.00%	35.00%
State income taxes, net of federal income tax benefit	2.52%	1.22%	1.67%
Federal research credit	-0.14%	-0.24%	-0.28%
Domestic manufacturing deduction	0.00%	-2.58%	-2.11%
Equity in losses of foreign joint venture	0.08%	0.13%	0.27%
Foreign rate differential	-0.07%	-0.62%	-1.05%
Noncontrolling interests	-0.78%	-1.24%	-2.81%
Tax Reform Act	0.18%	-10.01%	0.00%
Out-of-period correction	0.00%	0.00%	-0.22%
Other, net	0.38%	-0.55%	0.20%

Provision for income taxes	23.17%	21.11%	30.67%

For the year ended December 31, 2018 the effective tax rate on continuing operations increased 2.06% versus the prior year period to 23.17%. The increase in rate between 2017 and 2018 is primarily due to the increase in the effective rate for state income taxes and the write-off of $21.3 million (0.66%, included in the 2018 Other, net line) of deferred tax assets due to the change in the tax status of a subsidiary in 2018. The Tax Reform Act impacted the effective rates of both 2018 and 2017. The impacts on the 2018 effective rate include the lower federal income tax rate of 21% (35% in 2017), the loss of the domestic manufacturing deduction (-2.58% in 2017) and the two SAB 118 adjustments mentioned above. These SAB 118 adjustments had an impact of 0.18% on the 2018 effective tax rate and are included in the 2018 Tax Reform Act line. The 2017 effective tax rate included a provisional net benefit of $175.2 million (-10.01%) mainly driven by the revaluation of the Company’s net U.S. deferred tax assets and liabilities due to the enactment of the Tax Reform Act.

Deferred tax assets and liabilities resulted from the following (in thousands):

	December 31,
	2018	2017
Deferred tax assets:
Accrued liabilities and reserves	$128,553	$127,955
Allowance for doubtful accounts	20,134	15,136
Inventory	63,950	61,522
Post-retirement benefits	8,746	9,167
Commodity hedges	1,393	2,056
Net operating loss carryforward	27,131	19,895
Tax credit carryforwards	16,792	92,380
Other deferred tax assets	779	—
Valuation allowance	(30,104)	(96,107)

Total deferred tax assets	237,374	232,004

Deferred tax liabilities:
Holdbacks and amounts not due under contracts	$(10,731)	$(10,214)
Intangibles	(167,374)	(164,716)
Property, plant and equipment	(390,575)	(385,815)

Total deferred tax liabilities	(568,680)	(560,745)

Total net deferred tax liabilities	$(331,306)	$(328,741)

On August 9, 2018, the Treasury Department issued regulations on the one-time transition tax included in the Tax Reform Act. Information included in the proposed regulations changed the Company’s treatment of a distribution and related foreign taxes for 2017 federal income tax return purposes. This change removed $59.9 million of the foreign tax credit carryforward and corresponding valuation allowance. An additional $14.5 million of foreign tax credit carryforward and corresponding valuation allowance were written off in first quarter of 2018 with the change in the tax status of a subsidiary.

Non-current deferred tax assets included in other assets were $0.7 million at December 31, 2018 ($0.6 million at December 31, 2017). Non-current deferred tax liabilities included in deferred credits and other liabilities were $332.0 million at December 31, 2018 ($329.3 million at December 31, 2017). Current federal and state income taxes receivable included in other current assets were $26.2 million at December 31, 2018 ($212.5 million at December 31, 2017). Nucor paid $561.1 million in net federal, state and foreign income taxes in 2018 ($699.8 million and $329.3 million in 2017 and 2016, respectively).

The Tax Reform Act provided for a one-time deemed mandatory repatriation of post-1986 undistributed foreign subsidiary earnings and profits. Nucor’s deemed repatriation of foreign earnings was mainly offset by foreign deficits. Under the Tax Reform Act, this deemed repatriation creates previously taxed income for future distributions and provides a dividends received deduction with the move to the territorial system. While Nucor considers future earnings to be permanently reinvested, this means that future distributions will likely be of a nontaxable manner. Therefore, the Company has not recognized deferred tax liabilities on its investment in foreign subsidiaries that satisfy the permanent reinvestment requirements (the deferred tax liabilities on the investments in foreign subsidiaries not permanently reinvested are immaterial). If this assertion of permanent reinvestment were to change there may be deferred tax liabilities related to the withholding tax impacts on the actual distribution of certain cumulative undistributed foreign earnings, but the Company believes this amount to be immaterial.

State net operating loss carryforwards were $483.0 million at December 31, 2018 ($605.9 million at December 31, 2017). If unused, they will expire between 2019 and 2038. Foreign net operating loss carryforwards were $58.6 million at December 31, 2018 ($28.3 million at December 31, 2017). If unused, they will expire between 2029 and 2037.

At December 31, 2018, Nucor had approximately $48.6 million of unrecognized tax benefits, of which $48.0 million would affect Nucor’s effective tax rate, if recognized. At December 31, 2017, Nucor had approximately $48.8 million of unrecognized tax benefits, of which $48.2 million would affect Nucor’s effective tax rate, if recognized.

A reconciliation of the beginning and ending amounts of unrecognized tax benefits recorded in deferred credits and other liabilities is as follows (in thousands):

	December 31,
	2018	2017	2016
Balance at beginning of year	$48,845	$44,088	$50,510
Additions based on tax positions related to current year	16,424	11,154	6,157
Reductions based on tax positions related to current year	—	—	—
Additions based on tax positions related to prior years	199	2,556	147
Reductions based on tax positions related to prior years	(8,198)	(5,461)	(8,201)
Reductions due to settlements with taxing authorities	(2,160)	—	(258)
Reductions due to statute of limitations lapse	(6,505)	(3,492)	(4,267)

Balance at end of year	$48,605	$48,845	$44,088

We estimate that in the next twelve months, our gross uncertain tax positions, exclusive of interest, could decrease by as much as $7.4 million, as a result of the expiration of the statute of limitations.

During 2018, Nucor recognized $4.0 million of benefit in interest and penalties ($2.2 million of benefit in 2017 and $2.8 million of benefit in 2016). The interest and penalties are included in interest expense and other expenses, respectively, in the consolidated statements of earnings. As of December 31, 2018, Nucor had approximately $11.2 million of accrued interest and penalties related to uncertain tax positions on the consolidated balance sheet (approximately $16.1 million at December 31, 2017).

Nucor has concluded U.S. federal income tax matters for years through 2014. The tax years 2015 through 2017 remain open to examination by the Internal Revenue Service. The Canada Revenue Agency has concluded its examination of the 2012 and 2013 Canadian returns for Harris Steel Group Inc. and certain related affiliates. The 2015 tax year is currently under examination by the Canadian Revenue Agency. In January 2019, the Trinidad and Tobago Inland Revenue Division initiated an audit of the Nu-Iron Unlimited 2013 corporate income tax return. The tax years 2011 through 2017 remain open to examination by other major taxing jurisdictions to which Nucor is subject (primarily Canada and other state and local jurisdictions).